Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact
Sean Mahoney
Investor Relations
Curative Health Services/
   Critical Care Systems, Inc.
603-888-1500
smahoney@curativehealth.com


                  CURATIVE HEALTH SERVICES ANNOUNCES ENGAGEMENT
                   OF FINANCIAL ADVISOR TO EVALUATE STRATEGIC
                           AND FINANCIAL ALTERNATIVES


Nashua, New Hampshire - August 25, 2005 - Curative Health Services, Inc. (Nasdaq: CURE) today announced that the Board of Directors has formed a Special Committee and has engaged UBS Investment Bank as its financial advisor to consider and analyze various strategic and financial alternatives.

Paul F. McConnell, President and Chief Executive Officer of Curative stated, "The work of the Special Committee and the hiring of UBS should be beneficial as management continues to focus on the Company's business operations. The Special Committee, with the assistance of UBS, will consider a number of financial and strategic alternatives designed to deliver value to the shareholders."


About Curative Health Services

Curative Health Services, Inc. is a leading provider of Specialty Infusion and Wound Care Management services.

The Specialty Infusion business, through its national footprint of Critical Care Systems branch pharmacies, provides a cost-effective alternative to hospitalization, delivering pharmaceutical products and comprehensive infusion services to pediatric and adult patients in the comfort of their own home or alternate setting. Each JCAHO accredited branch pharmacy has a local multidisciplinary team of experienced professionals who clinically manage all aspects of a patient's infusion and support needs.

The Wound Care Management business is a leading provider of wound care services specializing in chronic wound care management. The Wound Care Management business manages, on

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Curative Announces Engagement of Financial Advisor - Page 2


behalf of hospital clients, a nationwide network of more than 100 Wound Care Center(R) programs that offer a comprehensive range of services for treatment of chronic wounds, including outpatient, inpatient, post-acute and hyperbaric oxygen therapy.

For more information, visit www.curative.com.


This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Factors that might cause such differences include, but are not limited to, risks associated with our acquisition of Critical Care Systems including, but not limited to, integration risks and costs, risks of client retention, and risks associated with the operations of the acquired business, as well as risks in our current businesses such as the substantial level of indebtedness incurred in connection with the acquisition of Critical Care Systems, the potential for termination or non-renewal of a material number of contracts, an inability to obtain new contracts, changes in government regulations relating to the Company's Specialty Infusion or Wound Care Management businesses, changes in the regulations governing third party reimbursements for the Company's services, manufacturing shortages of products sold by Curative's Specialty Infusion business, the impact of competitive products and pricing, the ability to maintain pricing arrangements with suppliers that preserve margins, the seasonality and variability of operating results, the Company's ability to implement its strategies and achieve its objectives and the other risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission. Readers of this release are referred to the Company's Annual Report on Form 10-K for the year ending December 31, 2004, and Quarterly Report on Form 10-Q for quarter ending June 30, 2005 for further discussion of these and other risk factors that could affect future results.

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